                                                                   EXHIBIT 10.18

                                                                  EXECUTION COPY

                                AMENDMENT NO. 1
                              TO CREDIT AGREEMENT
                            AS AMENDED AND RESTATED

                                                             As of June 15, 1997

     BOOTH CREEK SKI HOLDINGS, INC., a Delaware corporation (together with its successors and assigns, "BCS Holdings"), BOOTH CREEK SKI ACQUISITION CORP., a Delaware corporation (together with its successors and assigns, "BCS Acquisition"), TRIMONT LAND COMPANY, a California corporation (together with its successors and assigns, "Northstar-at-Tahoe"), SIERRA-AT-TAHOE, INC., a Delaware corporation (together with its successors and assigns, "Sierra-at-Tahoe"), BEAR MOUNTAIN, INC., a Delaware corporation (together with its successors and assigns, "Bear Mountain"), WATERVILLE VALLEY SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Waterville"), MOUNT CRANMORE SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Cranmore"), SKI LIFTS, INC., a Washington corporation (together with its successors and assigns, "Ski Lifts"), GRAND TARGHEE INCORPORATED, a Delaware corporation (together with its successors and assigns, "Grand Targhee," and together with BCS Holdings, BCS Acquisition, Northstar-at-Tahoe, Sierra-at-Tahoe, Bear Mountain, Waterville, Cranmore and Ski Lifts, the "Borrowers," and each a "Borrower"), BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), a national banking association (together with its successors and assigns, "BankBoston"), any other Lenders from time to time party hereto, and BankBoston, as agent for itself and the other Lenders (the "Agent") hereby agree as follows:

     1. Reference to Credit Agreement; Definitions. Reference is made to the Credit Agreement dated as of December 3, 1996, as amended and restated as of March 18, 1997, as in effect on the date hereof (the "Credit Agreement"), among the Borrowers, BankBoston and the Agent. The Credit Agreement as amended by this Amendment is referred to herein as the "Amended Credit Agreement." Terms defined in the Amended Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

     2. Amendments to the Credit Agreement. Subject to all the terms and conditions hereof, effective as of the date hereof, the Credit Agreement is hereby amended as set forth herein.

          2.1. Amendment to Preamble. The portion of the Preamble of the Credit Agreement from and after the phrase "THE FIRST NATIONAL BANK OF BOSTON" is hereby amended to read in its entirety as follows:

        "BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), a national banking association (together with its successors and assigns, "FNBB"), any other Lenders from time to time party hereto, and FNBB, as Agent for itself and the other Lenders, hereby agree as follows:"

          2.2 Amendment to Section 2. Section 2 of the Credit Agreement is hereby amended by redefining the terms below so that they read in their entirety as follows:

             " "Agent" means BankBoston, N.A. (f/k/a The First National Bank of Boston), a national banking association, in its capacity as agent for the Lenders hereunder, as well as its successors and assigns in such capacity pursuant to Section 11.7."

             " "Cash Flow Adjustment" means, for any four fiscal quarter period of the Borrowers, the sum of (a) the amount of taxes based upon or measured by income actually paid during such period, plus (b) $3,000,000., plus(c) Distributions made pursuant to Section 7.10.2, plus
        (d) Investments in DRE LLC made pursuant to Section 7.9.11."

             " "Lending Officer" shall mean Matthew A. Ross or other officers of the Agent from time to time designated by it to the Borrowers."

             "Trailing Four Fiscal Quarter Cash Flow" means for any four consecutive fiscal quarters ending nearest the dates set forth in the table below the amount set forth with respect to such fiscal quarter:

            FISCAL QUARTER ENDING NEAREST:                                 AMOUNT
            ------------------------------                                 ------
        April 30, 1997                                The sum of Cash Flow for the quarters ending
                                                        nearest January 31, 1997 and April 30, 1997
                                                        minus $4,268,000
        July 31, 1997                                 The sum of Cash Flow for the quarters ending
                                                        nearest January 31, 1997, April 30, 1997 and
                                                        July 31, 1997 minus $924,000
        October 31, 1997 and thereafter               Cash Flow for the period of four fiscal quarters
                                                        most recently completed"

          2.3. Amendment to Section 7.5.1. Section 7.5.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

             "7.5.1. Financing Debt to Cash Flow. At all times, the ratio of the unpaid principal amount of Consolidated Financing Debt of the Borrowers to Trailing Four Fiscal Quarter Cash Flow for such time shall not exceed the amount set forth in the table below.

                        PERIOD                            MAXIMUM RATIO
                        ------                            -------------
Restatement Date through May 2, 1997..................     8.90 to 1.0
May 3, 1997 through January 30, 1998..................     7.50 to 1.0
January 31, 1998 through January 30, 1999.............     6.75 to 1.0
January 31, 1999 and thereafter.......................     6.25 to 1.0

        ; provided, however that during the Designated Cleanup Period in each fiscal year the numerator in such ratio shall be the numerator listed in the table above minus 0.50."

          2.4 Amendment to Section 7.5.2. Section 7.5.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

             "7.5.2. Cash Flow to Fixed Charges. On the last day of each fiscal quarter of the Borrowers, the sum of (a) Trailing Four Fiscal Quarter Cash Flow measured on such date minus (b) Cash Flow Adjustment for the four fiscal quarters then ending, shall equal or exceed the percentage of such Consolidated Fixed Charges for such period set forth in the table below:

              FISCAL QUARTERS ENDING NEAREST                  PERCENTAGE
              ------------------------------                  ----------
Restatement Date through April 30, 1997...................        75%
July 31, 1997 through October 31, 1997....................       110%
January 31, 1998 through October 31, 1998.................       120%
January 31, 1999 and thereafter...........................       130%"

          2.5. Amendment to Section 7.5.4. Section 7.5.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

             "7.5.4. Resorts Cash Flow Test. As of the date nearest April 30, 1997 on which a fiscal quarter of the Borrower ends, Resorts Cash Flow for the two fiscal quarters then most recently ended shall equal or exceed $15,000,000, and as of the date nearest April 30 on which a fiscal quarter of the Borrowers ends in each fiscal year of the Borrowers thereafter, Resorts Cash Flow for the two fiscal quarters then most recently ended shall equal or exceed $26,000,000."

          2.6. Amendment to Section 7.16. Section 7.16 of the Credit Agreement is hereby amended to read in its entirety as follows:

             "7.16. Key Employee Life Insurance. Not later than August 13, 1997, the Borrowers shall obtain, and shall at all times thereafter maintain, with an insurer or insurers reasonably satisfactory to the Agent, a key employee life insurance policy on the life of George N. Gillett, Jr., in an amount not less than $5,000,000, which policy shall be duly assigned to and delivered to the Agent on behalf of the Lenders. Not later than 60 days after the hiring of a chief operating officer (or officer serving in similar capacity) of BCS Holdings, the Borrowers shall obtain from such insurers, and shall at all times thereafter maintain with such insurers, a key employee life insurance policy on the life of such chief operating officer, in an amount not less than $5,000,000, which policy shall be duly assigned and delivered to the Agent at the time it is obtained."

     3. No Default. In order to induce the Lenders to enter into this Amendment, and to continue to extend credit to the Borrowers under the Amended Credit Agreement, the Borrowers represent and warrant to the Lenders, that:

          (a) except for Defaults pursuant to Section 9.1.2 of the Credit Agreement that arise from failure to observe the provisions of Sections 7.5.1, 7.5.2, 7.5.3 and 7.16 of the Credit Agreement, no Default under the Credit Agreement now exists; and

          (b) after giving effect to this Amendment no Default under the Amended Credit Agreement shall exist.

     4. Miscellaneous. Except to the extent specifically amended hereby, the provisions of the Credit Agreement shall remain unmodified, and subject to the conditions contained in this Amendment, the Amended Credit Agreement is hereby confirmed as being in full force and effect. The Borrowers hereby affirm that, after giving effect to this Amendment, the security interests contemplated by the Credit Agreement and all other Credit Documents attach in favor of the Agent so as to secure due and punctual performance of all Credit Obligations contemplated by the Amended Credit Agreement.

     This Amendment may be executed in any number of counterparts which together shall constitute one instrument, shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws rules of any jurisdictions, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns pursuant to Section 12 of the Amended Credit Agreement.

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

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                          BOOTH CREEK SKI HOLDINGS, INC.
                                          BOOTH CREEK SKI ACQUISITION CORP.
                                          TRIMONT LAND COMPANY
                                          SIERRA-AT-TAHOE, INC.
                                          BEAR MOUNTAIN, INC.
                                          WATERVILLE VALLEY SKI RESORT, INC.
                                          MOUNT CRANMORE SKI RESORT, INC.
                                          SKI LIFTS, INC.
                                          GRAND TARGHEE INCORPORATED

                                          By:    /s/ JEFFREY J. JOYCE
                                          --------------------------------------
                                          Title:

                                          BANKBOSTON, N.A.
                                               as Agent

                                          By:
                                          --------------------------------------
                                          Title:

                                             100 Federal Street
                                             Boston, Massachusetts 02110
                                             Attention: Matthew A. Ross
                                             Telecopy: (617) 434-0077

                                          BANKBOSTON, N.A.
                                               as Lender

                                          By:
                                          --------------------------------------
                                          Title:

                                             100 Federal Street
                                             Boston, Massachusetts 02110
                                             Attention: Matthew A. Ross
                                             Telecopy: (617) 434-0077

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                          BOOTH CREEK SKI HOLDINGS, INC.
                                          BOOTH CREEK SKI ACQUISITION CORP.
                                          TRIMONT LAND COMPANY
                                          SIERRA-AT-TAHOE, INC.
                                          BEAR MOUNTAIN, INC.
                                          WATERVILLE VALLEY SKI RESORT, INC.
                                          MOUNT CRANMORE SKI RESORT, INC.
                                          SKI LIFTS, INC.
                                          GRAND TARGHEE INCORPORATED

                                          By:
                                          --------------------------------------
                                          Title:

                                          BANKBOSTON, N.A.
                                               as Agent

                                          By:    /s/ HENRY L. PETRILLO
                                          --------------------------------------
                                          Title: Director

                                             100 Federal Street
                                             Boston, Massachusetts 02110
                                             Attention: Matthew A. Ross
                                             Telecopy:  (617) 434-0077

                                          BANKBOSTON, N.A.
                                               as Lender

                                          By:    /s/ HENRY L. PETRILLO
                                          --------------------------------------
                                          Title: Director

                                             100 Federal Street
                                             Boston, Massachusetts 02110
                                             Attention: Matthew A. Ross
                                             Telecopy:  (617) 434-0077